UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 8, 2022

Date of Report (Date of Earliest Event Reported)

Panbela Therapeutics, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39468	87-0543922
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

712 Vista Blvd #305 Waconia, Minnesota	55387
(Address of Principal Executive Offices)	(Zip Code)

(952) 479-1196

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	PBLA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07         Submission of Matters to a Vote of Security Holders.

Panbela Therapeutics, Inc. (the “Company”) held an annual meeting of stockholders on June 8, 2022. The following proposals, each as described further in the definitive proxy statement for the meeting filed with the Securities and Exchange Commission on April 29, 2022, were voted upon by the stockholders:

Proposal 1 – Election of Two Class III Directors

Stockholders elected each of the two nominees to serve as a director for a three-year term ending at the annual meeting of stockholders to be held in 2025, based on the votes listed below:

Director Nominee	For	Withhold	Broker Non-Votes
Arthur J. Fratamico	4,511,846	534,066	3,678,635
Jeffrey S. Mathiesen	4,886,152	159,760	3,678,635

Proposal 2 – Ratify the Selection of Independent Registered Public Accounting Firm

Stockholders ratified the selection of Cherry Bekaert LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, based on the votes listed below:

For	Against	Abstain	Broker Non-Votes
8,715,531	2,410	6,606	0

Proposal 3 – Approve, for purposes of complying with Nasdaq Listing Rule 5635(a), the issuance of shares of common stock as partial consideration for the Company’s acquisition of Cancer Prevention Pharmaceuticals, Inc.

Stockholders approved, for purposes of complying with Nasdaq Listing Rule 5635(a), the issuance of shares of common stock as partial consideration for the Company’s acquisition of Cancer Prevention Pharmaceuticals, Inc., based on the votes listed below:

For	Against	Abstain	Broker Non-Votes
4,724,582	320,458	871	3,678,636

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Proposal 4 – Approve one or more adjournments of the annual meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the annual meeting to approve proposal 3

Stockholders approved the adjournment of the annual meeting to a later date or dates if necessary to solicit additional proxies if there are insufficient votes at the time of the annual meeting to approve Proposal 3, based on the votes listed below:

For	Against	Abstain	Broker Non-Votes
8,535,993	179,675	8,877	2

Although Proposal 4 was approved, adjournment of the annual meeting was not necessary or appropriate because the Company’s stockholders approved Proposal 3.

Item 7.01         Regulation FD Disclosure.

Completion of the mergers and other transactions contemplated by the merger agreement is subject to customary closing conditions. Assuming such conditions are satisfied, a closing is expected to occur on or about June 15, 2022.  In connection with the mergers, the Company will be renamed “Panbela Research, Inc.” and will become a wholly owned subsidiary of Canary Merger Holdings, Inc., which will be renamed “Panbela Therapeutics, Inc.”

Cautionary Statement Regarding Forward-Looking Statements

This current report on Form 8-K contains “forward-looking statements” within the meaning of the U.S. federal securities laws. Such statements include statements concerning anticipated future events and expectations that are not historical facts. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, including, without limitation: (i) risks related to the consummation of the mergers, including the risks that (a) the merger may not be consummated within the anticipated time period, or at all, (b) other conditions to the consummation of the mergers under the merger agreement may not be satisfied, and (c) the significant limitations on remedies contained in the merger agreement may limit or entirely prevent the Company from specifically enforcing Cancer Prevention Pharmaceuticals, Inc.’s obligations under the merger agreement or recovering damages for any breach; (ii) approval of the listing of the combined company’s shares on Nasdaq; (iii) no assurance that future developments affecting Cancer Prevention Pharmaceuticals, Inc. will occur as anticipated; (iv) the effects that any termination of the merger agreement may have on the Company or its business, including risk that the price of Company common stock may decline significantly if the mergers are not completed; (v) the effects that the announcement or pendency of the mergers may have on Panbela and its operations, including the risks that as a result (a) operating results or stock price of the Company may suffer, (b) its current plans and operations may be disrupted, (c) the ability of the Company to retain or recruit key employees may be adversely affected, (d) its business relationships (including, clinicians, CROs and suppliers) may be adversely affected, or (e) management and employee attention may be diverted from other important matters; (vi) the effect of limitations that the merger agreement places on the Company’s ability to operate its business or engage in other transactions during the pendency of the transaction; (vii) the nature, cost and outcome of future litigation and other legal proceedings, including any such proceedings relating to the transactions and instituted against the Company and others; (viii) the risk that the transaction may involve unexpected costs, liabilities or delays; (ix) other economic, business, competitive, legal, regulatory, and/or tax factors; (x) our ability and the combined company’s ability to obtain additional funding to complete clinical trials; (xi) progress and success of our Phase 1 clinical trial; (xii) the impact of the current COVID-19 pandemic on our ability to complete monitoring and reporting in our current clinical trial and procure the active ingredient; (xiii) our ability to demonstrate the safety and effectiveness of our SBP-101 product candidate (xiv) our ability to obtain regulatory approvals for our SBP-101 product candidate in the United States, the European Union or other international markets; (xv) the market acceptance and level of future sales of our SBP-101 product candidate; (xvi) the cost and delays in product development that may result from changes in regulatory oversight applicable to our SBP-101 product candidate; (xvii) the rate of progress in establishing reimbursement arrangements with third-party payors; (xviii) the effect of competing technological and market developments; (xix) the costs involved in filing and prosecuting patent applications and enforcing or defending patent claims; and (xx) such other factors as discussed in Part I, Item 1A under the caption “Risk Factors” in our most recent Annual Report on Form 10-K, any additional risks presented in our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. Any forward-looking statement made by us in this report is based on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement or reasons why actual results would differ from those anticipated in any such forward-looking statement, whether written or oral, whether as a result of new information, future developments or otherwise.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Panbela Therapeutics, Inc.

Date: June 8, 2022	By	/s/ Susan Horvath
Susan Horvath
Chief Financial Officer